Fair Value of Financial Assets and Liabilities	9 Months Ended
Sep. 30, 2020
Fair Value Disclosures [Abstract]
Fair Value of Financial Assets and Liabilities

3. Fair Value of Financial Assets and Liabilities

Fair Value Hierarchy

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value are performed in a manner to maximize the use of observable inputs and minimize the use of unobservable inputs. The accounting standard describes a fair value hierarchy based on three levels of inputs, of which the first two are considered observable and the last unobservable, that may be used to measure fair value, which are the following:

Level 1—Quoted prices in active markets that are accessible at the market date for identical unrestricted assets or liabilities.

Level 2—lnputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs for which all significant inputs are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3—Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The following tables present information about the Company’s financial assets and liabilities measured at fair value on a recurring basis and indicate the level of the fair value hierarchy utilized to determine such fair values as of December 31, 2019 and September 30, 2020 (in thousands):

	FAIR VALUE MEASUREMENTS AS OF DECEMBER 31, 2019 USING:
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Short-term money market funds	$50,622	$—	$—	$50,622
Total financial assets	$50,622	$—	$—	$50,622

	FAIR VALUE MEASUREMENTS AS OF SEPTEMBER 30, 2020 USING:
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Short-term money market funds	$19,757	$—	$—	$19,757
Total financial assets	$19,757	$—	$—	$19,757

As of December 31, 2019 and September 30, 2020, the carrying amounts of cash, accounts payable and accrued expenses approximated their estimated fair values because of the short-term nature of these financial instruments. The Company’s cash equivalents, which are in money market funds, are classified within Level 1 of the fair value hierarchy because they are valued using quoted prices as of December 31, 2019 and September 30, 2020.

As of December 31, 2019, and September 30, 2020, the outstanding debt from Term Loan bears interest at a rate which approximate prevailing market rate for an instrument with similar characteristics and, accordingly, the carrying value for this instrument approximates fair value.

Warrant Liability

As consideration for the Company’s Term Loan (see Note 7), the Company and the lender entered into a warrant agreement (the “Warrant”). The Warrant, which converted into a warrant to purchase ordinary shares upon completion of the IPO, was recorded as a liability at fair value upon issuance. The Warrant was recorded at fair value on the Company’s consolidated balance sheet as a liability and discount to the Term Loan. It was subject to revaluation at each balance sheet date, and any changes in value were recorded as a component of gain or loss from valuation of warrant liability, until the earlier of their exercise or expiration or upon the completion of a liquidation event.

In 2019, upon the completion of the IPO and the resulting conversion of the Series A preferred shares, the outstanding Warrant became exercisable into 500,000 ordinary shares at $1.00 per share. Upon the completion of the IPO, the Warrant met the criteria for equity classification as it was indexed to the Company’s stock and, therefore, the Warrant was reclassified from a liability to an equity instrument and was included in additional paid-in capital. The following assumptions were used for the measurement upon the IPO: average volatility of 61.1%, expected term of 8.36 years, average risk-free interest rate of 2.6%.

The following table presents our Warrant liability measured at fair value using unobservable inputs (Level 3) as of the nine months ended September 30, 2019 (in thousands):

Fair value at January 1, 2019	$100
Change in fair value of Warrant liability	300
Reclassification of Warrant liability	(400)
Fair value at September 30, 2019	$—

Derivative Liability

During 2018, the Company entered into a number of note purchase agreements (see Note 8) in which it concluded that certain of the redemption and conversion features within the agreements met the bifurcation criteria under Accounting Standards Classification (“ASC”) 815, Derivatives and Hedging, and therefore should be accounted for separately from the debt (“Derivative Liability”). The Derivative Liability is recorded at fair value on the Company’s consolidated balance sheet as a liability and subject to revaluation at each balance sheet date, and any changes in value are recorded as a component of gain or loss in the change in valuation of derivative liability on the statements of operations.

In 2019, upon closing of the IPO, all the Company’s outstanding convertible notes payable, including principal, interest and premium thereon, converted into 175,210,373 ordinary shares. The automatic conversion upon the IPO was a settlement of the debt and the difference between the fair value of the stock issued in exchange for the convertible notes and the net carrying amount of the convertible notes was recorded as an extinguishment loss. See Notes 8 and 9 regarding the terms of the convertible notes payable and Series A preferred shares, respectively.

The following table presents the Derivative Liability measured at fair value using unobservable inputs (Level 3) as of the nine months ended September 30, 2019 (in thousands):

Fair value at January 1, 2019	$36,567
Issuance of debt	1,256
Change in fair value of derivative liability	(2,782)
Conversion of debt—derivative liability	(35,041)
Fair value at September 30, 2019	$—

There have been no transfers between fair value measure levels during the nine months ended September 30, 2019 and 2020.